SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to S240.14a-11(c) or 240.14a-12

                                   EQUITY AU, INC.
                (Name of Registrant as Specified In Its Charter)

                              Charles Jones, President
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ ]      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(4), or
    14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange
    Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
    and 0-11.
    1) Title of each class of securities to which transaction
         applies: ................................................
    2) Aggregate number of securities to which transaction
         applies: ................................................
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: ............
    4) Proposed maximum aggregate value of transaction: ..........
     .............................................................

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid: ..................................
    2) Form, Schedule or Registration Statement No.: ............
    3) Filing Party: ............................................
    4) Date Filed: ..............................................

                                 EQUITY AU, INC.
                        SHAREHOLDER INFORMATION STATEMENT
                                    AND PROXY


    The annual shareholders meeting of Equity AU, Inc. (the "Registrant" and/or the "Company") will be held at the Mena, Arkansas facilities of the Company, located at 119 Gold Lane, Mena, Arkansas 71953 on Thursday, December 12, 1996 at 10:00 AM local time. The purpose of the meeting is to elect the Board of Directors of the Company, to approve a one hundred (100) down to one (1) "reverse split" of the Company's outstanding Class A Common shares, and to conduct such other business as may properly come before the meeting.

    The principal office of the Company is located at:

                                  119 Gold Lane
                              Mena, Arkansas  71953

    This Information Statement was distributed to all shareholders or their named beneficiaries of record as of September 25, 1996, on or before November 7, 1996.


                              SHAREHOLDER PROPOSALS

    No shareholder proposals to be presented for action at this annual meeting have been received by the Company.

    Any shareholder proposals intended to be presented at the next annual meeting of the Company, which is tentatively scheduled for December 12, 1997, must be received by the Company at least 60 days prior to the release of the Information Statement for the 1997 annual shareholders meeting. The Company anticipates releasing the 1997 Information Statement on approximately November 1, 1997.

                              ELECTION OF DIRECTORS

    The following persons will stand for election as Directors of the Company under provision of its Class "B" Common Stock at the annual meeting of shareholders:

                           James Arch,  Charles Jones


    James Arch (72) is Chairman of the Board of Directors. Mr. Arch has a respected 40 year business background as an educator and public speaker. He currently conducts seminars for banks, corporations, associations, and conventions to motivate, develop and train people to achieve greater business success. His long list of clients has included 20 years with the Professional Golfers Association (PGA) and 12 years for the Professional Bowlers Association (PBA).

    Mr. Arch serves on the boards of several cellular and wireless cable companies, and is President of his own corporation marketing attitude development programs designed to help business and individuals achieve greater growth and financial success.

    Mr. Arch was born and educated in England, is a graduate of NorthWestern College, and has served as an officer in the British
Merchant Navy and the Royal Air Force. He became an American citizen in 1954.


    Charles Jones (62) was appointed as President of Equity AU in June of 1996. He has previously performed work for the Registrant from 1987 to 1992 as a pilot, and in various capacities involved with sales and public relations. Since that time, through June of 1996, he has been the Vice President of Marketing for United Fire Technology, Inc., a public company ("UFTC"), and its predecessor, Pyrotec, Inc.

    Mr. Jones has an extensive prior business background as the owner of Kodiak Energy, Kodiak Exploration, and Kodiak Securities. He has served for 13 years in the military, and in the 485th
Communication Squadron earned a presidential citation for outstanding performance.

    Mr. Jones attended Capitol Electrical Engineering Institute in Washington, DC from 1956 through 1960, and the United States Air Force management school in 1964, where he received an academic achievement award for the highest score.
    He is currently the owner of an auto racing team, and enjoys flying, hunting and fishing.

                        __________

    The following person will stand for election to the Board of Directors of the Company by Class A shareholders at the annual meeting of shareholders:

                                Bruce R. Beckman


    Bruce R. Beckman (42) is a member of the Equity AU, Inc. board of directors. He is Superintendent of Operations for the LaCygne
Station of Kansas City Power & Light.


    He has held various engineering and management positions with Kansas City Power & Light since 1974. He has served as Plant Maintenance Engineer, Air Quality Control Engineer, Superintendent of Reliability Problems and Superintendent of Central Maintenance.

    Mr. Beckman is a member of the Association of Professional Engineers and is certified as a chief engineer by the National Institute for Uniform Licensing of Power Engineers. He is also a commissioned examining engineer, and a technical instructor.

    He graduated with a Bachelor of Science degree in mechanical engineering from Southern Illinois University in 1974, where he
specialized in     powerplant theory and design.  Mr. Beckman graduated
with a Masters of Business Administration degree from Avila College in Kansas City, Missouri.

                     REVERSE SPLIT OF CLASS A COMMON SHARES

    The Company is proposing to "reverse split" (exchange), one hundred (100) shares of its currently outstanding Class A Common shares, for one (1) new share. The number of authorized Class A
Common shares will remain at 99,900,000.

    The effect of such a reverse split, will be to reduce the issued and outstanding number of shares from approximately 90,283,000 to approximately 902,830. This means an additional 98,997,170 shares may be issued in the future; which, in the event such maximum issue should occur, would reduce the then existing 902,830 share percentage ownership of the Company to approximately 1%.

    The potential disadvantage of such an action to all the shareholders of this Class, including management's holdings, will be that existing shareholders will be subject to substantial future dilution of their interests, in the event that additional shares are subsequently issued, which is almost a certainty if the Company is to continue operations and have opportunity for expansion.

    Despite the likely negative effect of such a large reverse split, the board of directors strongly recommends approval of the proposal for the following reasons: First, because almost all of its currently authorized Class A common voting shares have been issued, the Company is severely handicapped in its ability to use equity ownership to negotiate future expansion, partnership, or joint venture terms to facilitate its very survival, let alone growth. It should be noted, however, that there are no outstanding material offers, either extended or received by the Company, at the present time. Second, it is believed that because of the large number of shares already outstanding, and the negligible current value of these shares, the Company's Class A Common shares would not receive either the support or interest of sponsoring market-makers, or other brokers, to resume public trading at some date in the future.

    The Company does not currently have any outstanding Class A
Common stock options, or warrants, which would be affected by approval of the reverse split.

    Additionally, if the reverse split is adopted, there will be no effect on the voting rights of either the Class A or Class B Common shareholders. The Class B Common shareholders will still hold the right to elect a majority of the Company's Board of Directors.

                         CERTAIN TRANSACTIONS AND EVENTS

    Several significant changes in management and control of the Company have occurred during the last two fiscal years of 1995 and 1996.

    In February of 1995, Chairman James Arch reached an agreement with a shareholder and investor, Stephen Guarino, to invest significant equity capital into the Company. Mr. Arch thereafter granted full management and financial control to Mr. Guarino. The then current President, Kingman L. Hitz resigned, and all operations were moved to Mena, Arkansas. Director Gail W. Holderman resigned shortly thereafter. Mr. Guarino was appointed with the official title of President in May of 1995, and was also appointed as a Director, along with William Hanlon and Roger Tichenor. Kingman Hitz had not received notice of any meetings, and subsequently resigned as a Director in July of 1995.

    In June of 1996, Mr. Guarino, Mr. Hanlon, and Mr. Tichenor resigned all of their positions with the Company, and James Arch entered into agreements with Mr. Guarino and Mr. Tichenor to purchase all of the Class A Common shares which had been previously issued to them. Also in June 1996, Charles Jones was appointed as the Company's new President, Secretary and Treasurer.

    The Company has re-opened its milling facilities in Arkansas, which had been closed in mid 1995. As of the record date, it has been producing and has sold a small quantity of gold obtained from two tons of ore. The Company is continuing production and efforts to increase its capacities.


                                LEGAL PROCEEDINGS

    In July of 1996, the Company consented to a judgement obtained by the United States Securities and Exchange Commission which required the Company to bring its delinquent reporting current by August 13, 1996, which was complied with, and further permanently enjoined the Company from any failure to file required reports in a timely manner in the future.


                              REVOCABILITY OF PROXY

    All proxies hereby tendered hereby shall be considered to be irrevocable unless the shareholder shall cause a proxy of a subsequent date to be received by the President of the Company ten
(10) days prior to the annual shareholders meeting.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

    Shareholders of record September 25, 1996 shall be entitled to vote at the meeting of shareholders to be held on December 12, 1996. According to the records of its transfer agent, as of September 25, 1996 there were 90,283,000 shares of Class A Common Stock of the Company outstanding, which were held by approximately 746 shareholders (does not include individuals having shares held in "street name" by brokerage firms) and each share is entitled to one vote to elect one director. There are 100,000 shares of Class B Common Stock which are held by the common law business trust, Calistro and Peters, James Arch - Manager, entitled to elect two directors.

    Set forth below is the direct ownership of the Company's Class A and Class B common voting stock by management and any owner of 5% or more of the common stock of the Company as of the record date herein:


                             CLASS B - COMMON STOCK


Title of Name and address         Amount of shares     % of class
         of owner                 owned



 Common  Calistro and Peters           100,000            100.0
         James Arch, Manager
         P.O. Box 940037
         Maitland, FL 32794


 Common  All Officers and Directors    100,000            100.0
         as a Group





                             CLASS A - COMMON STOCK


Title of:     Name and address         Amount of shares     % of class
         of owner                 owned 1/                 3/4


 Common  Bruce R. Beckman                   100,010          0.1
         Director
         16574 Glenwood
         Stillwell KS 66085

 Common  Charles Jones                    333,000            0.4
         President
         P.O. Box 1201
         Lake Dallas, TX 75065

 Common  Calistro and Peters            6,603,700 /2         7.0
         James Arch, Manager
         P.O. Box 940037
         Maitland, FL 32794

 Common  James Arch                    25,101,054 /2        28.0
         Director and Chairman of Board
         P.O. Box 940037
         Maitland, FL 32794

 Common  Arch Family Ltd. Partnership     811,429 /2          .9
         P.O. Box 940037
         Maitland, FL 32794

 Common  James Arch Trust dtd. 7/31/91    547,507 /2          .6
         P.O. Box 940037
         Maitland, FL 32794

 Common  All Officers, Directors       33,496,700           37.0
         and Affiliates as a Group

    1/   Giving effect to a 2 for 3 reverse split of the shares of
the Registrant authorized by the Board of Directors on February 14, 1989.

    2/   Entities either owned or controlled by Mr. Arch.

    3/   According to a report from the Registrant's transfer
agent, there are now approximately 90,283,000 class A common shares issued and outstanding as of the September 25, 1996 record date.

    4/   Percentage ownership is approximate to the nearest one-tenth of one percent.


                             EXECUTIVE COMPENSATION

    The anticipated remuneration of the most highly compensated executive officers or directors of the Company and its
subsidiaries, for services to be rendered in all capacities, and to all subsidiaries, during the year September 25, 1996 to September
25, 1997, is as follows:
                                                 (1),(2)
Name:                    Capacities:         Total Remuneration:


 James Arch             Chairman of the Board
                        Director                       0.

 Charles Jones               President, Secretary
                        Director                 $72,000.

 Bruce R. Beckman       Director                       0.


 All Directors and Officers as a group:               $72,000.

(1) Does not include bonuses, reimbursements, other personal benefits or securities which may be issued or paid as part of Management's remuneration. Bonuses and additional compensation, may be paid based upon the achievement of goals as specified by the Board of Directors, and is not subject to quantification at this time.

(2) The Company does not presently anticipate paying a fee to its directors for their attendance at Board meetings during the next year.


                         INDEPENDENT PUBLIC ACCOUNTANTS

    Management selected J.S. Osborn, CPA, to audit the Registrant's 12/31/95 financial statements. Mr. Osborn also audited the financial statements for 1994, 1993, and 1992. Mr.
Osborn or a representative will not be able to be present at the annual meeting on December 12, 1996.


                                OTHER INFORMATION

    The Company herein incorporates the 1995 Form 10K, and Form
10Q for the period ended September 30, 1996 included by reference, and distributed with the information contained herein this Proxy.


                           VOTE REQUIRED FOR APPROVAL

    As to the matters which are submitted to the vote of the security holders, the vote to authorize a reverse split of the Class A Common shares 100 to 1 shall require a majority vote of all of the 90,283,000 outstanding Class A Common shares of record on the record date (at least 45,141,501), while election of the respective directors by either Class A or Class B Common shareholders shall require only a majority vote of the number of shares actually voted in person, or by Proxy.

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS
                               OF EQUITY AU, INC.

                ANNUAL MEETING OF SHAREHOLDERS, DECEMBER 12, 1996 The undersigned hereby appoints Charles Jones, President of the Company, as the proxy and attorney-in-fact of the undersigned, with full power of substitution, for and in the name of the undersigned, to attend the Annual Meeting of Shareholders of Equity AU, Inc., to be held at 119 Gold Lane, Mena, Arkansas 71953, on December 12, 1996 at 10:00 AM Mena Arkansas time, and at any and all adjournments thereof, and to vote thereat the number of Class
A Common shares which the undersigned would be entitled to vote if then personally present:

    1.   Election of Directors as submitted:

                           For       Against       Abstain
         Bruce R. Beckman          O           O             O


    2.   Reverse split of Class A Common shares 100 to 1:

                           For       Against       Abstain
                                   O           O             O

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED
ABOVE.  IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR
ITEMS 1 AND 2.

The undersigned hereby revokes any proxy or proxies to vote heretofore given by the undersigned to any persons with respect to such shares.

Dated:                           , 1996



Signature of Shareholder                    Signature of Shareholder


Printed Name                           Printed Name

PLEASE SIGN AS YOUR NAME APPEARS ON YOUR STOCK CERTIFICATE, DATE
AND RETURN PROXY TO:

                                 EQUITY AU, INC.
                                  119 Gold Lane
                              Mena, Arkansas  71953

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS
                                       OF
                                 EQUITY AU, INC.

                ANNUAL MEETING OF SHAREHOLDERS, DECEMBER 12, 1996

    The undersigned hereby appoints Charles Jones, President of the Company, as the proxy and attorney-in-fact of the undersigned, with full power of substitution, for and in the name of the undersigned, to attend the Annual Meeting of Shareholders of Equity AU, Inc., to be held at 119 Gold Lane, Mena, Arkansas 71953, on December 12, 1996 at 10:00 AM Mena Arkansas time, and at any and all adjournments thereof, and to vote thereat the number of Class
B Common shares which the undersigned would be entitled to vote if then personally present:


    1.   Election of Directors as submitted:

                           For       Against       Abstain
         James Arch                O           O             O
         Charles Jones             O           O             O


THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED
ABOVE.  IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR
ITEM 1.

The undersigned hereby revokes any proxy or proxies to vote heretofore given by the undersigned to any persons with respect to such shares.


Dated:                          , 1996




Signature of Shareholder


James Arch for Calistro & Peters
Printed Name

PLEASE SIGN AS YOUR NAME APPEARS ON YOUR STOCK CERTIFICATE, DATE
AND RETURN PROXY TO:

                                 EQUITY AU, INC.
                                  119 Gold Lane
                              Mena, Arkansas 71953